                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 15, 2002

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
 ------------------------------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      United States                     333-83484               22-2382028
----------------------------     ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation)                                           Identification No.)


        White Clay Center Drive, Building 200, Newark, Delaware         19711
        --------------------------------------------------------      ---------
        (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         On April 1, 2002, the Chase Credit Card Master Trust (the "Trust") added to its portfolio credit card receivables in a group of 1,085,044 accounts, with a total outstanding principal amount of $2,478,488,650.46. The total outstanding principal amount of receivables in the trust portfolio after the addition was $28,434,095,323.53. The management of Chase Manhattan Bank USA, N.A. believes that the addition of the new credit card receivables will have no material effect on the Trust or the asset backed certificates issued by the Trust.

         A copy of the executed Assignment adding the receivables to the portfolio is being filed as Exhibit 10.1 to this current report on Form 8-K.



        Exhibit           Description
        ----------        ---------------
        10.1 Assignment No. 20 of Receivables in Additional Accounts, dated April 1, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 15, 2002

                                    JPMorgan Chase Bank
                                    (f/k/a The Chase Manhattan Bank),
                                    as Servicer


                                    By:  /s/ Miriam Haimes
                                    -----------------------------------
                                    Name:    Miriam Haimes
                                    Title:   Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                         Description
-----------                         -----------------
10.1                                Assignment No. 20 of Receivables on
                                    Additional Accounts, dated April 1, 2002.